EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation in this registration statement on Form S-2 our report dated April 15, 2004, except for Note 12 which is dated January 11, 2005, for the fiscal years ended December 31, 2003 and 2002, and to all references to our Firm included in this registration statement on Form SB-2.


                                                  /s/ Tanner+Co.
                                                  --------------

Salt Lake City, Utah
January 20, 2005